Exhibit 99.1

1 | NASDAQ: SLP Investor Presentation NASDAQ: SLP January 2022 1

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2 | NASDAQ: SLP Safe Harbor Statement With the exception of historical information, the matters discussed in this presentation are forward - looking statements that involve a number of risks and uncertainties . The actual results of the Company could differ significantly from those statements . Factors that could cause or contribute to such differences include, but are not limited to, the following : continuing demand for the Company’s products, competitive factors, the Company’s ability to finance future growth, the Company’s ability to produce and market new products in a timely fashion, the Company’s ability to continue to attract and retain skilled personnel, and the Company’s ability to sustain or improve current levels of productivity . Further information regarding the Company’s risk factors is contained in the Company’s quarterly and annual reports filed with the Securities and Exchange Commission .

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3 | NASDAQ: SLP About Us Leading provider of modeling and simulation software and services used by major pharmaceutical, biotech, and regulatory agencies worldwide to make better model - informed data - driven decisions (MIDD). 1996 Founded >145 Employees >10 yrs Profit/rev growth >1300 Publications >70 Scientific PhDs >90% Client Retention >250 Clients

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4 | NASDAQ: SLP Investment Highlights Leader in software and services for the drug discovery, development, and regulatory approval process Low market penetration + share gain opportunity in large and growing market Double - digit revenue growth with strong operating leverage Accretive M&A Strategy

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5 | NASDAQ: SLP Our Markets Key Drivers 1. Acceptance & increasing adoption of MIDD technology by industry & regulators 2. Pharma spend rates continue to grow with large allocation towards Biosimulation 3. Biosimulation growing at 4 - 5X total R&D spend SLP growing faster than Biosimulation TAM $176B ³ Annual Pharma R&D Spend $2B+ ⁴ Biosimulation TAM (est.) 12 - 15% Annual Growth (est.) +3% ³ Annual Growth (est.)

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6 | NASDAQ: SLP Drug Development Challenges Avg. cost of $2B and 10+ years to bring a drug to market 1 What candidates ? How does the drug move through the body ? How is it a dministered ? How is it supposed to work? What is the desired effect ? What are the risks? Lead Selection Pharmacology ADMET DMPK Treatment Regimen Clinical Efficacy Safety

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7 | NASDAQ: SLP Our Value Proposition We create value for our customers by accelerating & reducing the cost of R&D through innovative , science - based software & consulting solutions that optimize treatment options and improve patient lives. Outcomes Patient Efficacy Patient Safety Regulatory Approval  Commercial Success  AI = Artificial Intelligence; ML = Machine Learning Streamlines processes & replaces trial & error with in silico decision making Provides accurate models, continuously improved with ever - growing data sets Improves new drug candidate selection with predictive AI & ML capabilities* Better informs clinical trial design and results analysis Identifies potential safety liabilities earlier to avoid costly clinical failures Optimizes efficacy and minimizes toxicity by efficiently identifying dosing regimens

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8 | NASDAQ: SLP How We Help – Software and Services Software Most comprehensive & widely recognized tools for MIDD Ongoing development & reinvestment incorporates latest science & ensures seamless UX Services Operational efficiencies that lead to accurate/timely decision making & regulatory reporting Therapeutic, modeling, & regulatory knowledge not always present in - house Resource flexibility for clients with insufficient internal resources or capabilities

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9 | NASDAQ: SLP Consulting Services & Regulatory Interactions QSP/QST Other Software Pharmacometrics Solutions Span Drug Development Process Guiding the path between M&S and pharma R&D Cheminformatics AI ML PBPK/PBBM

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10 | NASDAQ: SLP Safety Clinical Efficacy ADMET DMPK Treatment Regimen Lead Selection Pharmacology Services PBPK/PBBM Preclinical Regulatory Consulting Software PBPK Software Solutions and AI Data Mining

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11 | NASDAQ: SLP QSP/QST Solutions Services QSP Consulting QST Consulting Software Safety Clinical Efficacy ADMET DMPK Treatment Regimen Lead Selection Pharmacology

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12 | NASDAQ: SLP Pharmacometrics Solutions Services Pharmacometrics Clinical Pharmacology Clinical Regulatory Consulting Software Safety Clinical Efficacy ADMET DMPK Treatment Regimen Lead Selection Pharmacology

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13 | NASDAQ: SLP Product Gaps, Adjacencies & Extensions Consolidate Fragmented Market Take Share Low Penetration Rates Growth Opportunities & Capital Allocation » Fill gaps in the current product offerings, expand TAM • R&D - enhance models & develop new tools • M&A - consolidate market, expand into adjacent markets, market extensions » Increasing acceptance by industry & FDA » Sales and Distribution Investment • Improve/expand sales infrastructure • New customer growth in U.S., Europe, Asia • Expand small/mid - sized biotech client base • Product and service cross - selling Substantial Runway for Growth Market Growth + Regional Expansion

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14 | NASDAQ: SLP Environmental, Social, and Governance (ESG) 1 4 Strategic priorities that form the foundation of our sustainability framework and highlights

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15 | NASDAQ: SLP Financials 1 5

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16 | NASDAQ: SLP Q1 FY22 Highlights » Strong momentum to begin year » Continued Strong Software Performance » Service Business Recovery +16% Revenue Growth +25% Diluted EPS Growth +31% Backlog Growth » Bus. Dev. efforts paying off » Demonstrated Scientific leadership » New software releases » Service achievements

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17 | NASDAQ: SLP Q4 Revenue (in millions) +16% Total Revenue $4.6 $6.2 $7.4 $4.8 $4.5 $5.0 $9.4 $10.7 $12.4 1Q20 1Q21 1Q22 Software Services 58% 42% 1Q21 Mix Software Services 59% 41% 1Q22 Mix Software Services +19% Software Revenue +13% Services Revenue Q1 Revenue (in millions)

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18 | NASDAQ: SLP 54% 21% 20% 5% Q1 FY22 Revenue Breakdown 8% 17% 29% 46% Other PBPK QSP/QST PKPD Software Mix Services Mix Other

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19 | NASDAQ: SLP Services Performance Metrics $14 $12 $15 1Q20 1Q21 1Q22 Backlog (in millions) 56 58 67 27 12 22 42 41 64 15 33 125 126 186 1Q20 1Q21 1Q22 PKPD QSP/QST PBPK Other Backlog Q1 Services Performance Metrics Total Projects

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20 | NASDAQ: SLP Summary Leader in software and services for the drug discovery, development, and regulatory approval process Low market penetration + share gain opportunity in large and growing market Double - digit revenue growth with strong operating leverage Accretive M&A Strategy

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21 | NASDAQ: SLP References 1. Biopharmaceutical Research and Development: The Process Behind New Medicines. www.PhRMA.org, January 2012, Washington, US http://phrma docs.phrma.org/sites/default/files/pdf/rd_brochure_022307.pdf . 2. Brochure: “Biopharmaceutical Research & Development: The Process Behind New Medicines” . PhRMA. 3. EvaluatePharma® World Preview 2017, Outlook to 2022, 10th Edition, June 2017, p. 19. 4. Biosimulation Market Size, Share & Trends Analysis Report By Product (Software, Services), By Application (Drug Development, Drug Discovery), By End Use, By Region, And Segment Forecasts, 2021 - 2028

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22 | NASDAQ: SLP Thank you! Investor Relations Contacts: Brian Siegel Managing Director Hayden IR +1 - 346 - 396 - 8696 brian@haydenir.com Renee Bouche Simulations Plus +1 - 661 - 723 - 7723 renee@simulations - plus.com Learn More! www.simulations - plus.com

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